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                                                               EXHIBIT 10.15.7.1


                                                      After recording return to:
                                                        Sanford H. Zatcoff, Esq.
                                                  Holt, Ney, Zatcoff & Wasserman
                                                 100 Galleria Parkway, Suite 600
                                                          Atlanta, Georgia 30339


                     FIRST AMENDMENT TO DEED TO SECURE DEBT
                             AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO DEED TO SECURE DEBT AND SECURITY AGREEMENT (hereinafter referred to as the "Amendment") is made and entered into this 1st day of August, 1994, by and between THE CRESTMARK CLUB, L.P., a Georgia limited partnership, party of the first part, as grantor (hereinafter referred to as "Borrower"), and COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT BOARD, AN INDEPENDENT ADMINISTRATIVE BOARD OF THE COMMONWEALTH OF PENNSYLVANIA, TRANSACTING BUSINESS AS THE COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM, party of the second part, as grantee (hereinafter referred to as "Lender").

                          W I T N E S S E T H  T H A T:

         WHEREAS, Borrower executed in favor of Lender that certain Deed to Secure Debt and Security Agreement dated April 27, 1994, recorded in Deed Book 879, page 444, et seq., Douglas County, Georgia records (hereinafter referred to as the "Security Deed"); and

         WHEREAS, Borrower and Lender are mutually desirous of entering into this Amendment to amend certain terms and provisions of the Security Deed, only as hereinafter specifically set forth;

         NOW, THEREFORE., for and in consideration of the premises, Ten Dollars ($1 0.00) in hand paid by Borrower to Lender, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth.

         2. The Security Deed is hereby amended by deleting the penultimate paragraph of paragraph 4 of Schedule 3 (Further Stipulations) of Exhibit C to the Security Deed, and by substituting in lieu thereof the following:

                  "In the event that the Proposed Transferee is a real estate investment trust organized by Charles S. Roberts ("REIT"), then, in addition to the Transfer Conditions, the following conditions must also be satisfied (the "REIT Transfer Conditions"): (t) the loan-to-value ratio of the REIT must not exceed 75%; and (u) Charles S. Roberts ("Roberts") at all times must own stock in the REIT with an aggregate economic interest of not less than $500,000; and (v) Roberts at all times
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                  personally guarantee the payment of the Note and the
                  performance of the Borrower of its covenants under this Deed, pursuant to an instrument of guaranty satisfactory to Lender, and such guaranty shall remain in effect until Lender has determined, based on information furnished to Lender in form and detail satisfactory to Lender, that the next three (3) apartment communities acquired by or transferred to the REIT, following the acquisition by the REIT of the Premises, have achieved a 90% leasing and occupancy level, whereupon the guaranty will be released; and (x) a management firm owned or controlled by Roberts, which is satisfactory to Lender, must at all times manage and lease the Premises; and (y) Borrower shall pay all costs and expenses incurred by Lender and associated with the transfer of the Premises to the REIT, including without limitation, attorney's fees of Lender's special counsel; and (z) in the event that the transfer to the REIT occurs after December 31, 1994, then Borrower shall pay to Lender the non-refundable fee in the amount of one percent (1%) of the then outstanding principal balance of the Note as referred to in paragraph 4(h) above; but, in the event the transfer to the REIT occurs before January 1, 1995, the non-refundable one percent (1%) fee specified in paragraph 4
                  (h) above will not be due and payable. In the event that any of the REIT Transfer Conditions are not met or, having been met, are breached or cease being met at any time after the transfer of the Premises to the REIT occurs, then such breach or failure of compliance shall, at Lender's option, be and constitute a Default under this Deed."

         3. Except as herein specifically amended, the Security Deed shall remain in full force and effect and unamended. This Amendment shall be governed by, construed and interpreted pursuant to the laws of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns, subject to the restrictions on transfer of the Premises (as defined in the Security Deed) contained in the Security Deed. This Amendment shall not constitute a novation as respects the Security Deed.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed, sealed and delivered the day and year first above written.

                                        BORROWER:

Signed, sealed and delivered            THE CRESTMARK CLUB, L.P.
in the presence of:


 /s/ Brian Sullivan                     By: /s/ Charles S. Roberts        (SEAL)
------------------------------------       -------------------------------
Witness                                    Charles S. Roberts, its sole
                                           general partner
/s/ Michelle M. Ellingson
------------------------------------
Notary Public

My Commission expires: Notary Public, Gwinnett County, Georgia
                       My Commission Expires March 1, 1997

[Affixed notary seal or stamp]


                       (Signatures continued on next page)


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                                        LENDER:

Signed, sealed and delivered            COMMONWEALTH OF PENNSYLVANIA
in the presence of:                     STATE EMPLOYES' RETIREMENT BOARD,

 /s/ Joseph A. [illegible]
------------------------------------
Witness                                 By: Latimer & Buck Financial Services.,
                                             Inc., its agent, which is also
                                             known as Legg Mason Real Estate
                                             Advisors

 /s/ Sylvia Kauffman
------------------------------------
Notary Public


                                        By: /s/ Concetta A. Fonte
                                           -------------------------------------
                                           Concetta A. Fonte, Assistant Vice
                                           President
My Commission expires:

[Affixed notary seal or stamp]                        (CORPORATE SEAL)





RECORDED 9-12 1994
JANE C. WILLIAMS, CLERK
SUPERIOR COURT, DOUGLAS CO


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